NEWBUILDINGS	12 Months Ended
Dec. 31, 2015
NEWBUILDINGS [Abstract]
NEWBUILDINGS
NEWBUILDINGS

The carrying value of newbuildings represents the accumulated costs which the Company has paid in purchase installments and other capital expenditures relating to the acquisition of newbuilding vessels, together with capitalized loan interest. Interest capitalized in the cost of newbuildings amounted to $404,000 in the year ended December 31, 2015 (2014: $290,000; 2013: $257,000).

As at December 31, 2015, the Company had agreements for the delivery of four newbuilding vessels (2014: two newbuilding vessels); two for container vessels and two for oil product carriers (2014: two container vessels), with accumulated costs of $40.1 million (2014: $87.6 million). During the year ended December 31, 2015, agreements were entered into for the acquisition of three newbuilding container vessels and two newbuilding oil product tankers, while three newbuilding container vessels were delivered.